Exhibit 10.5
Execution Version

CUSTODIAN AGREEMENT

among

EXETER FINANCE LLC,
as Custodian,

EXETER FINANCE LLC,
as Servicer,

and

CITIBANK, N.A.,
as Indenture Trustee

Dated as of August 9, 2026

THIS CUSTODIAN AGREEMENT, dated as of August 9, 2026, is made with respect to the issuance of Notes and Certificates by Exeter Automobile Receivables Trust 2026-4 (the “Issuer”), and is among EXETER FINANCE LLC, as custodian (in such capacity, the “Custodian”), EXETER FINANCE LLC, as servicer (in such capacity, the “Servicer”), and CITIBANK, N.A., a national banking association, as indenture trustee (in such capacity, the “Indenture Trustee”).  Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Sale and Servicing Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Exeter Finance LLC (“Exeter”) and EFCAR, LLC (“EFCAR”) have entered into a Purchase Agreement dated as of August 9, 2026 (the “Purchase Agreement”), pursuant to which Exeter has sold, transferred and assigned to EFCAR all of Exeter’s right, title and interest in and to certain of the Receivables;

WHEREAS, the Issuer, the Servicer, EFCAR, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and the Indenture Trustee and Backup Servicer, have entered into a Sale and Servicing Agreement, dated as of August 9, 2026 (the “Sale and Servicing Agreement”), pursuant to which EFCAR has sold, transferred and assigned to the Issuer all of EFCAR’s right, title and interest in and to the Receivables;

WHEREAS, the Issuer, the Holding Trust and the Indenture Trustee have entered into an Indenture dated as of August 9, 2026 (the “Indenture”), pursuant to which (a) the Issuer has pledged to the Indenture Trustee for the benefit of the Noteholders, all of the Issuer’s right, title and interest in and to the Holding Trust Certificate and (b) the Holding Trust has pledged to the Indenture Trustee for the benefit of the Noteholders, all of the Holding Trust’s right, title and interest in and to the Receivables; and

WHEREAS, the Indenture Trustee wishes to hereby appoint the Custodian to hold the Receivable Files as the custodian on behalf of the Holding Trust and the Indenture Trustee;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Appointment of Custodian; Acknowledgement of Receipt.  Subject to the terms and conditions hereof, the Indenture Trustee hereby revocably appoints the Custodian, but shall not be responsible for the acts or omissions of the Custodian, and the Custodian hereby accepts such appointment, as custodian and bailee on behalf of the Holding Trust and the Indenture Trustee, to maintain exclusive custody of the Receivable Files relating to Receivables from time to time pledged to the Indenture Trustee as part of the Collateral.  In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for others (the “Standard of Care”).  The Custodian hereby, as of the Closing Date, acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Schedule A to the Sale and Servicing Agreement subject to any exceptions noted on the Custodian’s Acknowledgement

(as defined below).  As evidence of its acknowledgement of such receipt of such Receivables, the Custodian shall execute and deliver on the Closing Date the Custodian’s Acknowledgement attached hereto as Exhibit A (the “Custodian’s Acknowledgement”).

2. Maintenance of Receivables Files at Office.  The Custodian agrees to maintain the Receivable Files at the offices of one or more of its agents or sub-custodians (each such agent or sub-custodian, an “Custodial Agent”) within the United States as shall from time to time be identified to the Indenture Trustee and the Custodian will hold the Receivable Files in such offices on behalf of the Holding Trust and the Indenture Trustee clearly identified on its records as being separate from any other instruments and files, including other instruments and files held by the Custodian and in compliance with Section 3(a) hereof.

3. Duties of Custodian.

(a) Safekeeping.  The Custodian shall hold the Receivable Files on behalf of the Indenture Trustee clearly identified on its records as being separate from all other instruments and files maintained by the Custodian at the same location and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as will enable the Indenture Trustee to comply with the terms and conditions of the Sale and Servicing Agreement.  Each Receivable shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar receivables, (ii) indicates that such Receivables are held by the Custodian on behalf of the Indenture Trustee and (iii) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Custodian Agreement.  The Custodian shall carry out such policies and procedures in accordance with its customary actions for third parties with respect to the handling and custody of the Receivable Files so that the integrity and physical possession of the Receivable Files will be maintained.  The Custodian shall promptly report to the Indenture Trustee and the Servicer any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.  Upon reasonable request of the Indenture Trustee, the Custodian shall make copies or other electronic file records (e.g. diskettes, CD’s, etc.) (the “Copies”) of the Receivable Files and shall deliver such Copies to the Indenture Trustee and the Indenture Trustee shall hold such Copies on behalf of the Noteholders.  The initial Servicer shall pay for all costs and expenses relating to the Copies.  Subject to Section 3(c) hereof, the Custodian shall, or shall cause any Custodial Agent to, at all times (i) maintain the original of the fully executed original retail installment sales contract or promissory note and (ii) maintain the original of the Lien Certificate or application therefore (if no such Lien Certificate has yet been issued), in each case relating to each Receivable in a fire resistant vault; provided, however, the Lien Certificate may be maintained electronically by the Registrar of Titles of the applicable state pursuant to applicable state laws, with confirmation thereof maintained by the Custodian or a third party service provider.

(b) Access to Records.  The Custodian shall, subject to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Noteholders and the Indenture Trustee or their duly authorized representatives, attorneys or auditors to inspect, at the Servicer’s expense, the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as the Noteholders or the Indenture Trustee may reasonably request.

(c) Release of Documents.  Consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, the Custodian may release any Receivable in the Receivable Files to the Servicer, if appropriate, under the circumstances provided in Section 3.3(b) of the Sale and Servicing Agreement and upon receipt from the Servicer of a written request for release of documents substantially in the form attached hereto as Exhibit B, provided, that, for so long as Exeter is the Servicer, no such written request for release of documents in the form attached hereto as Exhibit B will be required to be delivered.

(d) Administration; Reports.  The Custodian shall assist the Indenture Trustee generally in the preparation of any routine reports to Noteholders or to regulatory bodies, if any, to the extent necessitated by the Custodian’s custody of the Receivable Files.

(e) Review of Lien Certificates.  On or before the Closing Date, the Custodian shall deliver to the Indenture Trustee and the Servicer a listing in the form attached hereto as Schedule II of Exhibit A, of all Receivables with respect to which a Lien Certificate, showing Exeter as secured party, was not included in the related Receivable File as of such date.  In addition, the Custodian shall deliver to the Indenture Trustee and the Servicer an exception report in the form attached hereto as Schedule I of Exhibit A, (i) on the last Business Day of the calendar month during which the 90th day after the Closing Date occurred, (ii) on the last Business Day of the calendar month during which the 180th day after the Closing Date occurred (or such other number of days in respect of which the Rating Agency Condition shall have been satisfied) and (iii) on the last Business Day of the calendar month during which the 240th day after the Closing Date occurred (or such other number of days in respect of which the Rating Agency Condition shall have been satisfied).

(f)                    Matters Relating to Authoritative Electronic Copies.  With respect to each Receivable evidenced by an authoritative electronic copy, the Custodian shall maintain, for the benefit of the Indenture Trustee, “control” (within the meaning of Section 9-105 of the applicable UCC) of the authoritative electronic copy of the related Contract.  With respect to each Receivable evidenced by an authoritative electronic copy, the Custodian will confirm or cause to be confirmed that the authoritative copy of such Contract does not have any marks or notations indicating it has been pledged, assigned or otherwise conveyed to any Person other than the Custodian.  With respect to each Receivable evidenced by an authoritative electronic copy, the Custodian will confirm or cause to be confirmed that the related authoritative electronic copy has been established in a manner such that (i) all copies or revisions that add or change an identified assignee of the authoritative copy of such Contract that constitutes or evidences the Receivable must be made with the participation of the Custodian on behalf of the Indenture Trustee and (ii) all revisions of the authoritative copy of such Contract must be readily identifiable as an authorized or unauthorized revision.  Upon any appointment of a successor Servicer under the Sale and Servicing Agreement, the Custodian shall take all necessary action to transfer all of its control of any Receivables evidenced by an authoritative electronic copy to a designated agent of the Indenture Trustee on behalf of the Noteholders, or as the Indenture Trustee may direct the Custodian (including the transfer of such authoritative electronic copy to a separate electronic vault at an electronic contracting facilitator controlled by the Indenture Trustee or to a separate electronic vault at the Indenture Trustee or export of the authoritative electronic copy from the applicable electronic vault and delivery of physical copies of exported Contracts to the Indenture Trustee), and the Indenture Trustee, or its agent, as the case may be, shall act as Custodian for such Receivables Files on behalf of the Noteholders and shall be subject to all the rights, indemnities, duties and liabilities placed on the Custodian by the terms of this Agreement until such time as a successor custodian has been appointed.

4. Instructions; Authority to Act.  The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee or from the Servicer.  Such instructions may be general or specific in terms.  A copy of any such instructions shall be furnished by the Indenture Trustee or the Servicer to the Holding Trust.

5. Custodian Fee.  For its services under this Agreement, the Custodian shall be entitled to receive fees, expenses and indemnities due to be paid by the initial Servicer and otherwise pursuant to Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of the Indenture, as applicable, in an amount equal to the aggregate fees and expenses paid by the Custodian to the Custodial Agents.

6. Indemnification.

(a) The Custodian agrees to indemnify the Indenture Trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against the Indenture Trustee and its officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files in violation of the Standard of Care; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the willful misconduct, bad faith or gross negligence of the Indenture Trustee or its officers, directors, employees and agents thereof.  In no event shall the Custodian be liable to any third party for acts or omissions of the Custodian.  This section shall survive the resignation or removal of any party, and the termination or assignment of this Agreement.

(b) In the event Exeter is not the Custodian, the Servicer agrees to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities, damages or expenses (including reasonable fees and expenses of outside counsel, which shall include any reasonable fees and expenses of outside counsel incurred in connection with (i) any enforcement of the indemnification obligation hereunder or (ii) the successful defense, in whole or in part, of any claim that the Custodian breached its Standard of Care) arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; provided that this Section 6(b) shall not relieve the Custodian from liability for its willful misconduct, bad faith or gross negligence. This section shall survive the resignation or removal of any party, and the termination or assignment of this Agreement.

7. Limitation of Liability.

(a) In connection with the Custodian’s timely performance of its obligations and duties hereunder, the Custodian shall not be liable to any person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it, other than for any loss, claim, damage, liability or expense arising out of the Custodian’s willful misconduct, gross negligence or bad faith.  The obligations of the Custodian shall be determined solely by the express provision of this Agreement.

(b) Except as specifically set forth herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Receivables or Receivable Files to determine the contents thereof or that such contents are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

(c) The Custodian may rely, and shall be protected in acting or refraining from acting, in each case, in accordance with the terms of this Custodian Agreement, and need not verify the accuracy of, (i) any written instructions from any persons the Custodian reasonably believes to be authorized to give such instructions and who shall only be persons the Custodian believes in good faith to be authorized representatives, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document reasonably believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which shall mean signature and presentation by authorized representatives whether such presentation is by personal delivery, express delivery or facsimile.

(d) The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reliance, in good faith, and in accordance therewith.

(e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Receivable or Receivable File purported to be granted at any time pursuant to the Indenture.

(f) Notwithstanding anything to the contrary herein, the Custodian shall not be liable for any delays in performance for causes beyond its control, including, but not limited to, fire, flood, epidemic, unusually severe weather, strike, acts of the Holding Trust or the Servicer, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, or inability to obtain labor.  In the event of any such delay, performance shall be extended for so long as such period of delay.

(g) The Custodian shall be under no responsibility or duty with respect to the disposition of any Receivable or Receivable File while such Receivable or Receivable File are not in its possession. If the Custodian shall reasonably request instructions from the Indenture Trustee with respect to any act, action or failure to act in connection with this Custodian Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Indenture Trustee, without incurring any liability therefor to the Indenture Trustee or any other person; provided that the Custodian shall at all times maintain custody of the Receivable Files delivered to it (except as otherwise required by this Custodian Agreement) and otherwise comply with its obligations thereunder.

(h) In no event shall each of the parties hereto or its directors, managers, affiliates, officers, agents, and employees be held liable for any special, indirect, punitive or consequential damages (including lost profits) resulting from any action taken or omitted to be taken by it or them hereunder.

(i) The Indenture Trustee shall not (i) have any duties or obligations hereunder except those expressly set forth herein or (ii) be subject to any fiduciary or other implied duties.

(j) No discretionary, permissive right, nor privilege of the Custodian shall be deemed or construed as a duty or obligation.

(k) The Custodian shall not be held responsible for the acts or omissions of the Seller, Servicer, Issuer, Holding Trust, Indenture Trustee, Backup Servicer, Owner Trustee, or any other party to the Basic Documents, and may assume performance of such parties absent written notice or actual knowledge of a Responsible Officer of the Custodian to the contrary.

(l) The Custodian shall not be charged with knowledge of any event or information, including any Default or Event of Default, unless a Responsible Officer of the Custodian has actual knowledge or receives written notice of such event or information.  Absent actual knowledge or receipt of written notice in accordance with this Section, the Custodian may conclusively assume that no such event has occurred.  The Custodian shall have no obligation to inquire into, or investigate as to, the occurrence of any such event (including any Default or Event of Default).  For purposes of determining the Custodian’s responsibility and liability hereunder, whenever reference is made in the Basic Documents to any event (including, but not limited to, an Event of Default), such reference shall be construed to refer only to such event of which the Custodian has received notice or has actual knowledge as described in this Section.  The Custodian’s receipt or delivery of any reports or other information publicly available does not constitute actual or constructive knowledge or notice to the Custodian unless the Custodian has an obligation to review its content.  Knowledge of the Custodian shall not be attributed or imputed to Exeter’s other roles in the transaction, and knowledge of such other role shall not be attributed or imputed to each other or to the Custodian (in each case, other than instances where such roles are performed by the same group, department or division within Exeter) or any affiliate, line of business or other division of Exeter (and vice versa).

(m) In the absence of bad faith on its part, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Custodian and conforming to the requirements of the Basic Documents.

(n) The Custodian may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person.  The Custodian is not responsible for any document provided to it, and it need not investigate or re-calculate, evaluate, verify or independently determine the accuracy of any report, certificate, information, statement, representation or warranty or any fact or matter stated in such document and may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein.

(o) Before the Custodian acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel, the costs of which (including the Custodian’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Custodian act or refrain from acting.  The Custodian shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel unless the Custodian was negligent in such reliance.

(p) The Custodian shall not be liable for any action taken or error of judgment made in good faith by a Responsible Officer unless it is proved that the Custodian was negligent in ascertaining the pertinent facts.

(q) No provision of this Custodian Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it.

(r) The Custodian shall be under no obligation to institute, conduct or defend any litigation under this Custodian Agreement or in relation to this Custodian Agreement, at the request, order or direction of any Person, pursuant to the provisions of this Custodian Agreement, unless such Person shall have offered to the Custodian security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

(s) Notwithstanding anything to the contrary in this Agreement or any other Basic Document, the Custodian shall not be required to take any action that is not in accordance with applicable laws.

(t) Neither the Custodian nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any collateral securing the Notes, for the legality, enforceability, effectiveness or sufficiency of the Basic Documents for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters, or for monitoring the status of any lien or performance of the collateral.

(u) The Custodian shall have no responsibility for the enforceability of the Notes or the recitals contained in the Basic Documents.

(v) The Custodian shall have no duty to see to, or be responsible for the correctness or accuracy of, any recording, filing or depositing of the Indenture or any agreement referred to therein, or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refilling or re-depositing of any thereof.

8. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions.  This Custodian Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided.  So long as Exeter is serving as Custodian, any resignation or termination of Exeter as Servicer under the Sale and Servicing Agreement shall automatically terminate Exeter as Custodian hereunder.  This Custodian Agreement may be amended at any time by mutual agreement of the parties hereto with the prior written consent of the Backup Servicer, and may be terminated by any party by giving written notice to the other parties, such termination of this Custodian Agreement to take effect no sooner than thirty (30) days after the date of such notice.  Upon any termination or amendment of this Custodian Agreement, the Indenture Trustee, in the case of amendments, and the party seeking termination, in the case of terminations, shall give written notice to the Servicer and Backup Servicer, and the Servicer shall deliver such notice to Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P” and, together with Moody’s, the “Rating Agencies”).  As promptly as possible after the giving of, or receipt of, notice of termination of this Custodian Agreement or the automatic termination of Exeter as Custodian, the Custodian shall deliver the Receivable Files to the Indenture Trustee on behalf of the Noteholders and at the Servicer’s expense, at such place or places as the Indenture Trustee may designate, and the Indenture Trustee, or its agent, as the case may be, shall act as Custodian for such Receivables Files on behalf of the Noteholders and shall be subject to all the rights, indemnities, duties and liabilities placed on the Custodian by the terms of this Agreement until such time as a successor custodian has been appointed.  If, within seventy-two (72) hours after the termination of this Custodian Agreement, the Custodian has not delivered the Receivable Files in accordance with the preceding sentence, the Indenture Trustee may enter the premises of the Custodian and remove the Receivable Files from such premises.  In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.  The Custodian’s costs and expenses related to any such amendment shall be paid by the Issuer pursuant to Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of the Indenture, as applicable.

9. Delegation of Duties.

(a) The Custodian may perform any of its duties through one or more Custodial Agents without the consent of any Person, except as set forth in Section 9(d).  No such delegation will relieve the Custodian of its responsibilities with respect to such duties and the Custodian will remain primarily responsible with respect to such duties.  The Custodian will be responsible for the fees of any such Custodial Agents.

(b)            With respect to each Receivable, the Custodian has engaged or may engage (i) Deutsche Bank Trust Company Americas and Wells Fargo Bank, National Association to hold each Contract that constitutes a Receivable that is evidenced by an authoritative tangible copy and any copy of the application of the Lien Certificate (when such Lien Certificate has not yet been received), and otherwise such documents, if any, that Exeter keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of Exeter as first lienholder or secured party, (ii) Vitu Collateral Management Solutions, Inc. (formerly Dealertrack Collateral Management Services, Inc.), Deutsche Bank Trust Company Americas and Wells Fargo Bank, National Association to hold each Lien Certificate

(when received) and (iii) RouteOne LLC, Dealertrack and eOriginal Inc. to hold each Contract that constitutes a Receivable that is evidenced by an authoritative electronic copy.  As of the date hereof, each of Vitu Collateral Management Solutions, Inc. (formerly Dealertrack Collateral Management Services, Inc.), Deutsche Bank Trust Company Americas, Wells Fargo Bank, National Association, RouteOne LLC and eOriginal Inc. is acceptable to each Rating Agency as a Custodial Agent.

(c) Upon termination of, or resignation by, Deutsche Bank Trust Company Americas, Vitu Collateral Management Solutions, Inc. (formerly Dealertrack Collateral Management Services, Inc.), Wells Fargo Bank, National Association, RouteOne LLC, eOriginal Inc. or any other sub-custodian engaged by the Custodian, the Custodian shall provide written notice of such termination or resignation to each Rating Agency.

(d) As promptly as possible after the giving of, or receipt of, notice of termination of any Custodial Agent engaged by the Custodian, the Custodian shall engage a replacement Custodial Agent that is acceptable to each Rating Agency.  If a replacement Custodial Agent has not been engaged prior to the effective termination of such Custodial Agent, the Custodian shall deliver the Receivable Files to the Indenture Trustee on behalf of the Noteholders and at the Custodian’s expense, at such place or places as the Indenture Trustee may designate, and the Indenture Trustee, or its agent, as the case may be, shall act as custodian for such Receivables Files on behalf of the Noteholders until such time as a replacement Custodial Agent has been engaged by the Custodian that is acceptable to each Rating Agency.

10. Governing Law; Jurisdiction.  THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  EACH OF THE PARTIES HERETO AND THEIR ASSIGNEES AGREE TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.

11. Waiver of Jury Trial.  THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

12. Notices.  All demands, notices and communications hereunder shall be in writing, electronically delivered or mailed, and shall be deemed to have been duly given upon receipt (a) in the case of the Custodian or the Servicer, at the following applicable address: to Exeter Finance LLC, 2101 W. John Carpenter Freeway, Irving, Texas 75063, Attention:  Chief Financial Officer, with a copy to Exeter Finance LLC, 2101 W. John Carpenter Freeway, Irving, Texas 75063, Attention:  Chief Legal Officer, (b) in the case of the Indenture Trustee, at its Corporate Trust Office, (c) in the case of Moody’s, to Moody’s Investors Service, Inc., 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: Asset Backed Surveillance, and (d) in the case of S&P, to S&P Global Ratings, 55 Water Street, New York, New York 10041-0003, Attention: ABS Surveillance Group, or, in each such case, at such other address as shall be designated by such party in a written notice to the other parties.  Where this Custodian Agreement provides for notice or delivery of documents to the Rating Agencies, failure to give such notice or deliver such documents shall not affect any other rights or obligations created hereunder.  Copies of all demands, notices and communications provided to the Indenture Trustee, the Noteholders or the Backup Servicer pursuant to this Agreement shall be provided to the Certificateholders.

13. Binding Effect.  This Custodian Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  Concurrently with the appointment of a successor indenture trustee under the Sale and Servicing Agreement, the parties hereto shall amend this Custodian Agreement to make said successor indenture trustee, the successor to the Indenture Trustee hereunder.

14. Patriot Act.  In the event Exeter is not the Custodian, the parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the U.S.A. Patriot Act and its implementing regulations, the Custodian, in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Custodian.  Each party hereby agrees that it shall provide the Custodian with such information as the Custodian may reasonably request that will help the Custodian to identify and verify each party’s identity, including without limitation each party’s name, physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.

15. Electronic Signatures. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of: (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

16. Limitation of Liability of Owner Trustee and Indenture Trustee. It is expressly understood and agreed by the parties hereto that (i) this Custodian Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Holding Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Holding Trust is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Holding Trust, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations or warranties made by the Holding Trust or any other Person in this Custodian Agreement and (v) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Holding Trust or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Holding Trust under this Custodian Agreement or any other related documents.

Notwithstanding anything contained herein to the contrary, this Custodian Agreement has been executed and delivered by Citibank, N.A., not in its individual capacity but solely as Indenture Trustee.  The Indenture Trustee has the same rights, protections and immunities hereunder as it has under the Indenture as if such rights, protections and immunities were expressly set forth herein mutatis mutandis.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

EXETER FINANCE LLC, as Custodian

By:	/s/ Michael Hayes
Name: Michael Hayes
Title: Executive Vice President & Treasurer

CITIBANK, N.A., not in its individual capacity
but solely as Indenture Trustee

By:	/s/ Jennifer Morris
Name: Jennifer Morris
Title: Senior Trust Officer

EXETER FINANCE LLC, as Servicer

By:	/s/ Michael Hayes
Name: Michael Hayes
Title: Executive Vice President & Treasurer

CONFIRMED AND ACCEPTED BY:

EXETER HOLDINGS TRUST 2026-4, as Holding Trust

By:	Wilmington Trust Company, not in its individual capacity
but solely as Owner Trustee on behalf of the Holding Trust

	By:	/s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

EXHIBIT A

CUSTODIAN’S ACKNOWLEDGEMENT

Exeter Finance LLC (“Exeter”), acting as Custodian (in such capacity, the “Custodian”) under the Custodian Agreement, dated as of August 9, 2026, among the Custodian, Exeter, as Servicer (the “Servicer”), and Citibank, N.A., as Indenture Trustee (in such capacity, the “Indenture Trustee”), pursuant to which the Custodian holds on behalf of, for the benefit of and as agent of the Indenture Trustee, as pledgee of the Holding Trust, certain “Receivable Files,” as defined in the Sale and Servicing Agreement, dated as of August 9, 2026 (the “Sale and Servicing Agreement”), among Exeter Automobile Receivables Trust 2026-4, as Issuer, EFCAR, LLC, as Seller, the Servicer, Exeter Holdings Trust 2026-4, as Holding Trust, and Citibank, N.A., as Backup Servicer and as Indenture Trustee, hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Schedule A to the Sale and Servicing Agreement, except as noted in the Custodian Exception List attached hereto as Schedule I and the Lien Perfection Exception List attached hereto as Schedule II.

Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

IN WITNESS WHEREOF, Exeter Finance LLC has caused this acknowledgement to be executed by its duly authorized officer as of this 31st day of August, 2026.

EXETER FINANCE LLC,
as Custodian

By:
        Name:
        Title:

SCHEDULE I

Custodian Exception List

[On File with Exeter and the Indenture Trustee]

SCHEDULE II

Lien Perfection Exception List

[On File with Exeter and the Indenture Trustee]

EXHIBIT B

FORM OF RELEASE OF DOCUMENTS

___________ ___, 20__

[Custodian]
[Address]

Re:	Exeter Automobile Receivables Trust 2026-4

Ladies and Gentlemen:

Reference is made to the Custodian Agreement, dated as of August 9, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Custodian Agreement”), among Exeter Finance LLC (“Exeter”), as custodian (in such capacity, the “Custodian”), Exeter, as servicer (the “Servicer”), and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Custodian Agreement.  Capitalized terms used herein that are not otherwise defined herein or in the Custodian Agreement shall have the meaning ascribed thereto in the Sale and Servicing Agreement, dated as of August 9, 2026 (the “Sale and Servicing Agreement”), among Exeter Automobile Receivables Trust 2026-4, as issuer, EFCAR, LLC, as seller, the Servicer, Exeter Holdings Trust 2026-4, as holding trust, the Indenture Trustee and Citibank, N.A., as backup servicer.

The undersigned, in its capacity as Servicer under the Custodian Agreement, hereby requests (check one):

______ that the Custodian release to the Servicer the Receivable Files or other documents set forth on Schedule I to this Release of Documents.  All documents so released to the Servicer shall be held by the Servicer on behalf of the Indenture Trustee for the benefit of the Noteholders in accordance with the terms of the Custodian Agreement and the Servicer agrees to return to the Custodian the Receivable File or other such documents when the Servicer’s need therefor no longer exists.

______ that the Custodian permanently release to the Servicer the Receivable Files or other documents set forth on Schedule II to this Release of Documents and the Servicer certifies with respect to such Receivable Files that the related Receivable has been paid in full, has been sold in accordance with the Sale and Servicing Agreement or has been repurchased in accordance with the Sale and Servicing Agreement and that, in each case, any amounts received in connection with such payments, sale or repurchase which are required to be deposited in the Collection Account as provided in the Sale and Servicing Agreement have been deposited.

The undersigned has executed this Release of Documents as of the date first written above.

EXETER FINANCE LLC,
as Servicer

By:
        Name:
        Title: